UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Value Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose to new highs in 2014 as the improving economy and an accommodative Federal Reserve drew investors into U.S. equities. Signs of U.S. economic strength helped outweigh concerns about flagging growth in Europe and Japan, an unexpected drop in oil prices, and slowdowns in several emerging markets. The Fed ended its longstanding asset purchase program in October, but investors took comfort from the central bank’s pledge that it would be patient in raising interest rates from very low levels. In this supportive environment, the Value Fund produced a solid return for the year. The fund lagged the return of the Standard & Poor’s 500 Index but outperformed its Lipper peer group of similarly managed funds.

The Value Fund returned 3.81% and 13.37% for the six and 12 months ended December 31, 2014, respectively, versus the 6.12% and 13.69% returns of its benchmark, the S&P 500 Index, over the same periods. The fund exceeded the return of its peer group, the Lipper Large-Cap Value Funds Index, for both periods. (Returns for Advisor Class shares reflect their different fee structure.) Since your fund’s inception on September 30, 1994, it has outpaced both the market and Lipper peer group by posting an annualized gain of 11.58% compared with the S&P 500’s return of 9.72% and the Lipper index’s return of 8.83%. The fund’s long-term performance versus its peers remained outstanding. The Value Fund is in the top decile of its Lipper peer group for the trailing 1-, 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the fund 43 of 498, 9 of 440, 21 of 385, and 11 of 273 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014, respectively. (Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com.) The fund’s expense ratio was 0.84% as of its fiscal year ended December 31, 2013.

MARKET ENVIRONMENT

The U.S. economic recovery accelerated in 2014. After contracting in the first quarter due to a severe winter, U.S. gross domestic product grew at an annualized 5% pace from July to September, marking the economy’s fastest growth since the summer of 2003. The housing market got off to a sluggish start, but demand picked up over the summer. The unemployment rate fell to 5.6% in December from 6.7% a year earlier. Unfortunately, the past year’s string of solid monthly job gains failed to translate into higher wages. Moreover, the labor participation rate declined to a 36-year low, suggesting that a large number of workers are underemployed or choosing not to work.

In October, the Fed ended its latest round of monthly asset purchases but kept its benchmark interest rate near 0% to support the economy. After its December policy meeting, the Fed said that it would be patient on the timing of its first rate increase in many years, reassuring investors who feared that the central bank would raise rates sooner than expected. The S&P 500 and Dow Jones Industrial Average each posted its biggest single-day increases for the year after the Fed’s comments. Both gauges ended 2014 near record high levels.

Every sector within the S&P 500 Index rose during 2014, except for energy. The utilities sector was the best performer. Utilities, which typically offers higher dividend yields than other sectors, surged as investors sought high-yielding stocks in a low interest rate environment. Health care and IT were the next-best performing sectors with gains exceeding 20%. Conversely, industrials and business services, consumer discretionary, materials, and telecommunication services posted slimmer gains that trailed the index’s advance. Energy stocks fell roughly 8%. This decline reflected the collapse in oil prices that began in the fall amid increased output in North America, weakening global demand, and a decision by the Organization of Petroleum Exporting Countries to resist production cuts despite falling oil prices.

PORTFOLIO REVIEW

The industrials and business services sector was a significant contributor to absolute and relative returns, led by our position in American Airlines. Airline stocks performed well in 2014 as the industry benefited from a stronger U.S. economy, improved management, and falling oil prices. A slew of bankruptcies and buyouts in recent years has reduced the number of major domestic airlines to just four operators from nearly 10 a decade ago, reducing competition and creating a more favorable operating environment for the industry. We believe that the benefits of this industry consolidation will play out over the next several years, and took advantage of periodic price declines to increase our American Airlines position throughout the year. Looking ahead, we remain bullish on the company’s prospects given the potential for capacity growth and management’s focus on cutting operating expenses. American Airlines was the fund’s top contributor and our second-biggest holding at year-end, as seen in the Twenty-Five Largest Holdings table on page 9. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

IT stocks contributed to performance through strong stock selection. We have historically had limited exposure to IT stocks, but benefited this year from solid price appreciation in several of our semiconductor holdings, led by Micron Technology. Semiconductor companies have enjoyed a years-long cyclical upswing driven by buoyant chip demand from carmakers, industrial companies, and other key end markets. The industry is volatile, however, and recent signs indicate that earnings and revenue growth are decelerating while industry valuations have risen to above historical averages. Given the increasing risks of a cyclical downturn, we eliminated our positions in semiconductor manufacturers NXP Semiconductors and Avago Technologies after strong performance in their shares. We maintain a large position in Micron, a key maker of dynamic random access memory (DRAM) chips, as we believe that favorable structural changes in the DRAM industry will benefit the company over time. We also hold semiconductor manufacturing equipment maker Applied Materials, which in 2013 agreed to acquire a smaller Japanese rival, Tokyo Electron, in a deal expected to close early this year. Applied Materials has turned itself around after a management change a few years ago, and we believe that the current team is capable of delivering benefits of scale from the combined company and will increase returns to shareholders once the merger is complete.

Energy, the sole declining S&P 500 sector in 2014, detracted the most from performance. While energy stocks helped the fund’s performance in the year’s first half, the plunge in oil prices starting last fall hurt full-year returns. Many of the fund’s biggest detractors were oil and gas companies including Apache, Marathon Oil, and Pioneer Natural Resources, which suffered double-digit losses over the past year. As we stated in previous letters, we have long anticipated that technological advances in oil and gas extraction would lead to increased global supply and drive down energy prices over time. Thanks to the insightful work of our energy analysts, we maintained a significant underweight to energy well before oil began its precipitous decline and were highly selective about the energy stocks we purchased. We continued to reduce our exposure into 2014 and eliminated several energy names in the last six months, including refinery companies Phillips 66 and Valero Energy, oil and gas producer Chesapeake Energy, and European oil majors Royal Dutch Shell and Eni.

PORTFOLIO STRATEGY AND CHANGES

To give our portfolio changes some context, we would like to revisit the investment strategy we use in managing your fund. Our goal is to buy and hold companies with attractive relative valuations and favorable long-term fundamentals. We see ourselves as investors, not speculators, and have a longer-term time horizon when we make our decisions. We spend much effort on understanding the potential return and risk associated with a given company. Our approach is predicated on identifying companies where we believe that the investment’s implicit upside is significantly greater than its inherent risk. We particularly favor companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. If we can continue to successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peers over the long term.

Our biggest purchase in the year’s second half was increasing our position in GE, which lagged the S&P 500 in 2014. GE is in the midst of deemphasizing its finance business and refocusing on its core industrial segments including energy, health care, and aerospace. The company pays a solid dividend and is poised to benefit from significant cost-cutting. We bought GE on weakness throughout the year, and the company was the fund’s biggest holding at year-end.

We made two sizable health care investments, initiating positions in medical device maker Medtronic and generic drug maker Mylan. Last June, Medtronic announced it would acquire Dublin-based hospital products supplier Covidien for $42.9 billion. Though we will receive shares of Medtronic for our Covidien stake when the deal closes, we decided to buy Medtronic ahead of the transaction’s closing because we believe the combined company will have a strong competitive position that will allow it to improve its operational performance and eventually raise its dividend. We purchased Mylan for its reasonable valuation and because we anticipate continued growth in the generic and injectable drug markets, two areas in which the company is a market leader.

In the financials sector, we initiated a position in BNY Mellon, which manages assets for clients and provides back-office services for other asset managers. The low interest rate environment of recent years has pressured the bank’s revenue, but we believe that it has significant upside potential as rates return to more normal levels. Last spring, a prominent activist investor disclosed that it purchased a sizable stake in BNY Mellon, and we expect that its involvement will lead to better expense control and improved margins.

As we stated earlier, many of our largest sales in recent months were oil and gas names due to our bearish outlook for the energy sector. While increased oil and gas supply could exert downward pressure on the prices of these commodities for a long time, we also believe that companies operating in the midst of a downturn or facing cyclical pressures often represent unique long-term investment opportunities. We recently initiated positions in independent energy companies Canadian Natural Resources and Whiting Petroleum. Canadian Natural Resources has a solid balance sheet, good management, and strong cash flow generating potential, while Whiting owns excellent assets in North Dakota’s Bakken shale formation, making it an attractive acquisition candidate.

OUTLOOK

After a shaky start, the U.S. economy ended 2014 on an unambiguously strong note. Last year marked the sixth straight year of gains for the S&P 500 Index and its third straight year of double-digit returns. Though the economy and corporate fundamentals appear to be in relatively solid shape, it has been a long time since we have seen a meaningful correction in the stock market, and we would not be surprised to see a pullback in the near term.

Many stock market prognosticators have called for a pickup in volatility in 2015. Though many investors find big stock market gyrations unnerving, volatility affords us more opportunities to buy stocks at cheaper prices. Several factors are expected to fuel volatility this year, particularly the start of interest rate increases by the Fed, which has kept its benchmark rate near zero since 2008. Oil’s continued decline is another potentially destabilizing force for financial markets given that it will mean financial losses for the energy sector—which currently accounts for about 8% of the S&P 500 and is a significant driver of economic activity.

We are encouraged by signs of diminishing correlations in the stock market. Correlations—or the tendency of stocks to move in near-lockstep with each other—soared to historically high levels in the years since the global financial crisis due to a high level of uncertainty. More recently, however, correlations have been falling to more historically normal levels. Periods of high correlations made our job of selecting market-beating stocks more challenging, since stocks often moved in response to geopolitical events or big macro trends that were difficult to predict. We are hopeful that the drop in correlations signals a return to a market in which stocks trade on their fundamentals and that rewards investors who research and select stocks based on their unique attributes. Such an environment would be favorable for our research-driven investment approach, which relies on analyzing fundamental factors such as earnings growth, cash flow, and quality of management to assess the strength of individual companies.

Despite the market’s recent strength, we continue to find companies that are priced below their intrinsic value in many industries. We remain focused on buying undervalued companies with good long-term potential that can be unlocked through various ways over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark S. Finn
President of the fund and chairman of its Investment Advisory Committee

January 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 33.77	$ 26.38	$ 22.54	$ 23.34	$ 20.48
Investment activities					
Net investment income(1)	0.44	0.41	0.42	0.35(2)	0.44(2)
Net realized and unrealized gain / loss	3.96	9.34	3.96	(0.83)	2.82
Total from investment activities	4.40	9.75	4.38	(0.48)	3.26
Distributions					
Net investment income	(0.43)	(0.41)	(0.44)	(0.32)	(0.40)
Net realized gain	(3.09)	(1.95)	(0.10)	–	–
Total distributions	(3.52)	(2.36)	(0.54)	(0.32)	(0.40)
NET ASSET VALUE					
End of period	**$ 34.65**	**$ 33.77**	**$ 26.38**	**$ 22.54**	**$ 23.34**

Ratios/Supplemental Data

Total return(3)	**13.37%**	**37.31%**	**19.46%**	**(2.00)%(2)**	**15.96%(2)**
Ratio of total expenses to average net assets	0.82%	0.84%	0.85%	0.85%(2)	0.85%(2)
Ratio of net investment income to average net assets	1.23%	1.31%	1.67%	1.49%(2)	2.06%(2)
Portfolio turnover rate	54.0%	44.1%	55.5%	53.0%	29.5%
Net assets, end of period (in millions)	$ 21,583	$ 17,815	$ 13,319	$ 11,297	$ 11,471

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of 0.00% and 0.00% of average net assets for the years ended 12/31/11 and 12/31/10, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 33.38	$ 26.12	$ 22.33	$ 23.11	$ 20.32
Investment activities					
Net investment income[(1)]	0.36	0.34	0.35	0.30[(2)]	0.39[(2)]
Net realized and unrealized gain / loss	3.91	9.23	3.93	(0.81)	2.80
Total from investment activities	4.27	9.57	4.28	(0.51)	3.19
Distributions					
Net investment income	(0.38)	(0.36)	(0.39)	(0.27)	(0.40)
Net realized gain	(3.09)	(1.95)	(0.10)	–	–
Total distributions	(3.47)	(2.31)	(0.49)	(0.27)	(0.40)
NET ASSET VALUE					
End of period	**$ 34.18**	**$ 33.38**	**$ 26.12**	**$ 22.33**	**$ 23.11**

Ratios/Supplemental Data

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return[(3)]	**13.13%**	**36.98%**	**19.19%**	**(2.16)%[(2)]**	**15.75%[(2)]**
Ratio of total expenses to average net assets	1.04%	1.04%	1.07%	1.03%[(2)]	1.04%[(2)]
Ratio of net investment income to average net assets	1.01%	1.10%	1.41%	1.28%[(2)]	1.85%[(2)]
Portfolio turnover rate	54.0%	44.1%	55.5%	53.0%	29.5%
Net assets, end of period (in millions)	$ 652	$ 354	$ 254	$ 294	$ 334

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of 0.00% and 0.00% of average net assets for the years ended 12/31/11 and 12/31/10, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.9%		
CONSUMER DISCRETIONARY 5.8%		
Auto Components 0.2%		
Johnson Controls	791,200	38,247
		38,247
Hotels, Restaurants & Leisure 1.5%		
Carnival	5,743,600	260,357
McDonald's	904,000	84,705
		345,062
Media 2.0%		
Comcast, Class A	3,557,500	204,787
Time Warner	550,200	46,998
Viacom, Class B	2,545,100	191,519
		443,304
Multiline Retail 0.7%		
J.C. Penney (1)	11,271,100	73,037
Kohl's (2)	1,197,100	73,071
		146,108
Specialty Retail 1.4%		
Lowe's	4,679,400	321,943
		321,943
Total Consumer Discretionary		1,294,664
CONSUMER STAPLES 7.7%		
Beverages 1.0%		
Coca-Cola Enterprises	1,112,200	49,182
Dr Pepper Snapple	1,856,200	133,052
PepsiCo	539,700	51,034
		233,268

Food & Staples Retailing 1.7%		
Rite Aid (1)	16,997,100	127,818
Sysco	6,380,900	253,258
		381,076
Food Products 3.5%		
Bunge Limited	2,520,200	229,111
ConAgra	4,666,100	169,286
Ingredion	3,103,600	263,310
J.M. Smucker	302,600	30,557
Kellogg	1,217,300	79,660
		771,924
Household Products 0.4%		
Energizer	590,400	75,902
Procter & Gamble	194,500	17,717
		93,619
Tobacco 1.1%		
Philip Morris International	2,904,300	236,555
		236,555
Total Consumer Staples		1,716,442
ENERGY 4.1%		
Oil, Gas & Consumable Fuels 4.1%		
Apache	4,076,500	255,474
California Resources (1)	2,380,000	13,114
Canadian Natural Resources	4,147,000	128,059
Cimarex Energy	861,552	91,325
Concho Resources (1)	526,100	52,479
CONSOL Energy	1,339,602	45,292
Marathon Oil	3,250,700	91,962
Pioneer Natural Resources	1,202,200	178,947

Whiting Petroleum (1)	1,885,100	62,208
Total Energy		918,860
FINANCIALS 22.9%		
Banks 10.1%		
Bank of America	27,526,600	492,451
Barclays (GBP)	28,769,864	108,160
Citigroup	9,656,000	522,486
JPMorgan Chase	8,386,700	524,840
PNC Financial Services Group	1,603,300	146,269
Royal Bank of Scotland (GBP) (1)	5,078,541	30,829
U.S. Bancorp	813,900	36,585
UniCredit (EUR)	3,299,667	21,031
Wells Fargo	6,432,400	352,624
		2,235,275
Capital Markets 5.0%		
Ameriprise Financial	673,700	89,097
Bank of New York Mellon	5,303,900	215,179
Invesco	2,259,900	89,311
Morgan Stanley	11,540,800	447,783
State Street	3,558,200	279,319
		1,120,689
Consumer Finance 0.7%		
Discover Financial	2,281,000	149,383
		149,383
Diversified Financial Services 0.7%		
Intercontinental Exchange	713,600	156,485
		156,485
Insurance 4.5%		
Allstate	1,052,900	73,966

Genworth Financial, Class A (1)	4,920,200	41,822
Marsh & McLennan	3,733,000	213,677
MetLife	9,157,300	495,318
Willis Group Holdings	616,400	27,621
XL Group	4,434,300	152,407
		1,004,811
Real Estate Investment Trusts 1.9%		
Digital Realty Trust, REIT	772,400	51,210
Weyerhaeuser, REIT	10,650,800	382,257
		433,467
Total Financials		5,100,110
HEALTH CARE 20.5%		
Biotechnology 0.7%		
Amgen	846,500	134,839
Gilead Sciences (1)	250,000	23,565
		158,404
Health Care Equipment & Supplies 1.6%		
Covidien	1,693,600	173,222
Medtronic	2,538,300	183,265
		356,487
Health Care Providers & Services 6.4%		
Aetna	1,663,900	147,804
Anthem	1,854,300	233,030
Cigna	2,921,700	300,672
DaVita HealthCare Partners (1)	1,026,200	77,724
HCA Holdings (1)	4,640,900	340,596
UnitedHealth Group	3,174,300	320,890
		1,420,716

GE	35,633,000	900,446
		1,244,013
Total Industrials & Business Services		3,505,429
INFORMATION TECHNOLOGY 9.0%		
Communications Equipment 1.9%		
Cisco Systems	9,830,100	273,424
Motorola Solutions	875,000	58,695
Qualcomm	1,258,100	93,515
		425,634
Electronic Equipment, Instruments & Components 0.5%		
Keysight Technologies (1)	3,296,600	111,326
		111,326
IT Services 2.3%		
Western Union (2)	9,040,100	161,908
Xerox	24,385,500	337,983
		499,891
Semiconductor & Semiconductor Equipment 2.7%		
Applied Materials	1,150,900	28,680
Micron Technology (1)	8,720,700	305,312
Texas Instruments	4,901,700	262,069
		596,061
Software 0.6%		
CA	3,965,600	120,753
Microsoft	463,800	21,543
		142,296
Technology Hardware, Storage & Peripherals 1.0%		
Seagate Technology	1,255,600	83,498

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $17,080,659)	$ 22,298,159
Dividends receivable	30,659
Receivable for shares sold	25,241
Receivable for investment securities sold	931
Cash	672
Foreign currency (cost $457)	453
Other assets	1,727
Total assets	22,357,842
Liabilities	
Obligation to return securities lending collateral	94,596
Investment management fees payable	12,044
Payable for shares redeemed	6,163
Payable for investment securities purchased	4,953
Due to affiliates	1,421
Other liabilities	3,981
Total liabilities	123,158
NET ASSETS	**$ 22,234,684**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 219,947
Net unrealized gain	5,217,470
Paid-in capital applicable to 642,000,855 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	16,797,267
NET ASSETS	**$ 22,234,684**
NET ASSET VALUE PER SHARE	
Investor Class	
($21,583,110,877 / 622,938,261 shares outstanding)	**$ 34.65**
Advisor Class	
($651,573,082 / 19,062,594 shares outstanding)	**$ 34.18**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/14
Investment Income (Loss)		
Income		
Dividend		$ 415,879
Securities lending		4,698
Other		1
Total income		420,578
Expenses		
Investment management		131,016
Shareholder servicing		
Investor Class	$ 34,883	
Advisor Class	691	35,574
Rule 12b-1 fees		
Advisor Class		1,224
Prospectus and shareholder reports		
Investor Class	148	
Advisor Class	1	149
Custody and accounting		533
Registration		428
Legal and audit		48
Directors		94
Proxy and annual meeting		6
Miscellaneous		53
Total expenses		169,125
Net investment income		251,453
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		2,369,754
Foreign currency transactions		(73)
Net realized gain		2,369,681
Change in net unrealized gain / loss		
Securities		(38,139)
Other assets and liabilities denominated in foreign currencies		(30)
Change in net unrealized gain / loss		(38,169)
Net realized and unrealized gain / loss		2,331,512
INCREASE IN NET ASSETS FROM OPERATIONS		$ 2,582,965

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 12/31/14		12/31/13
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	251,453	$	206,704
Net realized gain		2,369,681		1,428,623
Change in net unrealized gain / loss		(38,169)		3,321,541
Increase in net assets from operations		2,582,965		4,956,868
Distributions to shareholders				
Net investment income				
Investor Class		(244,220)		(200,567)
Advisor Class		(6,649)		(3,587)
Net realized gain				
Investor Class		(1,754,961)		(953,927)
Advisor Class		(54,071)		(19,431)
Decrease in net assets from distributions		(2,059,901)		(1,177,512)
Capital share transactions*				
Shares sold				
Investor Class		5,380,458		3,043,009
Advisor Class		394,979		92,163
Distributions reinvested				
Investor Class		1,941,549		1,124,644
Advisor Class		59,694		22,377
Shares redeemed				
Investor Class		(4,075,459)		(3,383,382)
Advisor Class		(159,082)		(82,127)
Increase in net assets from capital share transactions		3,542,139		816,684
Net Assets				
Increase during period		4,065,203		4,596,040
Beginning of period		18,169,481		13,573,441
End of period	**$**	**22,234,684**	**$**	**18,169,481**
Undistributed net investment income		–		2,550

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $413,000 for the year ended December 31, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the fund realized $324,645,000 of net gain on $774,962,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value.

However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, the value of loaned securities was $92,553,000; the value of cash collateral and related investments was $94,596,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $12,578,544,000 and $10,975,677,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. Effective May 1, 2014, through April 30, 2016, Price Associates has agreed to reduce the fund’s individual fee to 0.2975% for the portion of average daily net assets in excess of $20 billion. This contractual arrangement will renew automatically for one year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $997,000 for T. Rowe Price Services, Inc.; and $1,259,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2014, the fund was charged $634,000 for shareholder servicing costs related to the college savings plans, of which $518,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2014, the fund was allocated $621,000 of Spectrum Funds’ expenses and $28,031,000 of Retirement Funds’ expenses. Of these amounts, $12,742,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 76% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2014, less than 1% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of December 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$227,608,000 from short-term capital gains,
●	$1,729,327,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $406,322,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $359,705,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present), Interim Chief
[165]	Executive Officer (2007), and Director, Starwood Hotels & Resorts, a
hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company Vice President, Value Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Value Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jason A. Bauer (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015